UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2019

Vericel Corporation

(Exact name of registrant as specified in its charter)

Michigan	001-35280	94-3096597
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

64 Sidney Street
Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 556-0311

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VCEL	NASDAQ

Indicate by a checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On May 28, 2019, Daniel Orlando notified the Company of his intention to resign as the Company’s Chief Operating Officer in order to join a privately held biotechnology company as its Chief Executive Officer.  The effective date of Mr. Orlando’s resignation is June 14, 2019.

(c)

On June 3, 2019, the Company appointed Michael Halpin, 58, as Chief Operating Officer of the Company, effective as of June 15, 2019.  Mr. Halpin joined the Company on April 10, 2017 as Senior Vice President, Quality and Regulatory Affairs, where he was responsible for quality activities and regulatory strategy.  From 2016 until joining the Company, Mr. Halpin served as Vice President, North American region regulatory head at Sanofi Genzyme.  Prior to that, Mr. Halpin served as Vice President, Regulatory Affairs for Genzyme’s biosurgery division, with regulatory oversight of all biosurgery and cell and gene therapy products, including Epicel® and MACI®.  Prior to Genzyme, Mr. Halpin held a number of regulatory, quality and clinical affairs positions at several medical device companies, including Abbott/MediSense, C.R. Bard and Abiomed.  Mr. Halpin received his master’s degree in biomedical engineering and bachelor’s degree in biochemistry from the University of Virginia.

There is no arrangement or understanding with any other person pursuant to which Mr. Halpin was appointed as the Chief Operating Officer, and there are no family relationships between Mr. Halpin and any director or executive officer of the Company.  Additionally, there are no transactions involving Mr. Halpin that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vericel Corporation

Date: June 3, 2019	By:	/s/ Gerard Michel
Name: Gerard Michel
Title: Chief Financial Officer and Vice President Corporate Development